UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 26, 2012
Date of Report (Date of earliest event reported)

CITADEL EFT, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-164882	80-0473573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Irvine Blvd. Tustin, California	92780
(Address of principal executive offices)	(Zip Code)

 (714) 730=8143

Registrant’s telephone number, including area code

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

Effective September 26, 2012, the Board of Directors of Citadel EFT, Inc., a Nevada corporation (the “Company”) approved the designation of the following series of preferred stock: (i) 10 shares of Series B preferred stock, par value $0.00001; (ii) 30,000,000 shares of Series C preferred Stock, par value $0.00001; and (iii) 18 shares of Sieres D preferred stock, par value $0.00001 (the “Designation”). The Designation was filed with the Nevada Secretary of State on September 26, 2012.

Series B Preferred Stock

The shares of Series B preferred stock do not have any conversion rights. The shares of Series B preferred stock have voting rights. In the event at least one share of Series B preferred stock is issued and outstanding, then the total aggregate issued shares of Series B preferred stock at any given time, regardless of their number, shall have votring rights equal to two times the sum of: (i) the total number of shares of common stock which are issued and outstanding at the time of voting, plus ii) the total number of shares of any preferred stocks which are issued and outstanding at the time of voting. Each individual share of Series B preferred stock will therefore have its proportional vote of the Series B preferred stock ass described under the subsection.

Series C Preferred Stock

The shares of Series C preferred stock have certain liquidation rights. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series C preferred stock, the holders of the Series C preferred stock shall be entitled to be paid out of the assets of the Company an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series C preferred stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the “Preference Value”), plus all declared but unpaid dividends, for each share of Series C preferred stock held by them.  The Series C preferred stock shall have conversion rights. Each share of Series C preferred stock shall be convertible, at any time, and/or from time to time, into the number of shares of the Company’s common stock, par value $0.00001 per share, equal to the price of the Series C preferred stock, divided by the par value of the common stock, subject to adjustment as may be determined by the Board of Directors from time to time (the “Conversion Rate”).  And, the Series C preferred stock shall have voting rights.  Each share of Series C preferred stock shall have ten votes for any election or other vote placed before the shareholders of the Company.  Shares of Series C preferred stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

Series D Preferred Stock

The shares of Series D preferred stock have certain liquidation rights. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any stock ranking junior to the Series D preferred stock, the holders of the Series D preferred stock shall be entitled to be paid out of the assets of the Company an amount equal to $1.00 per share or, in the event of an aggregate subscription by a single subscriber for Series D preferred stock in excess of $100,000, $0.997 per share (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares) (the “Preference Value”), plus all declared but unpaid dividends, for each share of Series D preferred stock held by them. The shares of Series D preferred stock have conversion rights. Each share of Series D preferred stock shall be convertible, at any time, and/or from time to time, into the number of shares of the Company’s common stock, par value $0.00001 per share, equal to the price of the Series D preferred stock, divided by the par value of the common stock, subject to adjustment as may be determined by the Board of Directors from time to time (the “Conversion Rate”). .  Each share of Series D preferred stock shall have ten votes for any election or other vote placed before the shareholders of the Company. Shares of Series D preferred stock may not be converted into shares of common stock for a period of: a) six (6) months after purchase, if the Company voluntarily or involuntarily files public reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934; or b) twelve (12) months if the Company does not file such public reports.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 27, 2012, the Company entered into an asset purchase agreement (the "Agreement") with Art to Go, Inc., a New York corporation ("ATG"). ATG sold various memorabilia to the Company in consideration for the issuance by the Company to ATG of 1,200,000 shares of Series C preferred stock. The Agreement is attached hereto as an exhibit together with the list of inventory comprising the memorabilia collection.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Series B Preferred Stock

Effective September 27, 2012, the Board of Directors of the Company authorized the issuance of an aggregate one (1) share of Series B preferred stock to Gary DeRoos, the President/Chief Executive Officer and a member of the Board of Directors of the Company ("DeRoos") for control purposes. The one share of Series B preferred stock was issued at a per share  price of $0.00001. The  share of Series B preferred stock was  issued to DeRoos as a United States resident in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The share of Series B preferred stock has not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. DeRoos acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

Series C Preferred Stock

Issuance to DeRoos. Effective September 27, 2012, the Board of Directors of the Company authorized the issuance of an aggregate 1,000,000 shares of Series C Preferred stock to DeRoos. The Board of Directors further authorized the issuance of the 1,000,000 shares to Series C preferred stock to DeRoos based upon recognition of the outstanding services, leadership and innovative business operational strategies provided by DeRoos and his continuous dedication and loyalty to the Company. The 1,000,000 shares of Series C preferred stock were issued at a per share  price of $0.00001. The  shares of Series C preferred stock was  issued to DeRoos as a United States resident in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of Series C preferred stock nor the underlying common stock have been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. DeRoos acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investmentin the securities, and that he had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

Issuance to ATG.  Effective September 27, 2012, the Board of Directors of the Company authorized the issuance of an aggregate 1,200,000 shares of Series C preferred stock to ATG in accordance with the terms and provisions of the Agreement. The 1,200,000 shares of Series C preferred stock were issued to ATG at a per share  price of $0.00001. The  shares of Series C preferred stock was  issued to ATG as a United States resident in reliance on Section 4(2) promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of Series C preferred stock nor the underlying common stock have been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. ATG acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

3.1  Designation of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock filed with the Nevada Secretary of State of September 26, 2012.

10.1  Asset Purchase Agreement dated September 27, 2012 between Citadel EFT Inc. and Art To Go Inc., a Neew York corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITADEL EFT, INC.

DATE: October 1, 2012	/s/ Name: Gary DeRoos Title: President/Chief Executive Officer